UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2020

Smartsheet Inc.
(Exact name of registrant as specified in its charter)

Washington	001-38464	20-2954357
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 NE 8th Street, Suite 1300
Bellevue,	WA
98004
(Address of principal executive offices and zip code)
(844)	324-2360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, no par value per share	SMAR	The New York Stock Exchange
        Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company ☐

        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On September 14, 2020, Smartsheet Inc., a Washington corporation ("Smartsheet"), through its wholly-owned subsidiary Vault Merger Sub, Inc., a Delaware corporation ("Merger Sub"), completed its acquisition of Brandfolder, Inc., a Delaware corporation ("Brandfolder"), a provider of digital asset management solutions, pursuant to an Agreement and Plan of Merger dated August 24, 2020 (the "Agreement"), by and among Smartsheet, Merger Sub, Brandfolder, and Shareholder Representative Services LLC, a Colorado limited liability company, as representative for Brandfolder's stockholders (such transaction, the "Acquisition"). Pursuant to the terms of the Agreement, Merger Sub merged with and into Brandfolder, with Brandfolder surviving the merger and becoming a wholly owned subsidiary of Smartsheet.

In connection with the Acquisition, and in consideration for the exchange of all of the outstanding equity interests of Brandfolder, Smartsheet paid approximately $155 million, consisting of $124 million in cash and $31 million of privately issued shares of Smartsheet Class A common stock, $5 million of which is being issued to certain key employees that will vest over the next three years. The consideration was subject to the terms and conditions of the Agreement, and the cash consideration was adjusted for escrow amounts, the stockholder representative fund, the aggregate exercise price of certain equity grants, and Brandfolder's cash, indebtedness, unpaid transaction expenses, and change in control payments.

Item 7.01 - Regulation FD Disclosure.

On September 14, 2020, the Company issued a press release announcing the completion of the transaction. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 14, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSHEET INC.

		By:	/s/ Jennifer E. Ceran
		Name:	Jennifer E. Ceran
		Title:	Chief Financial Officer & Treasurer

Date:	September 14, 2020